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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549




                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



Date of Report (Date of earliest event reported)  July 3, 1997
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                              RMS TITANIC, INC.
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               (Exact Name of Registrant as specified in charter)



        Florida                    000-24452               59-2753162
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(State or other jurisdic-         (Commission            (IRS Employer
 tion of incorporation)           File Number)         Identification No.)


17 Battery Place, Suite 203
New York, New York                                      10004
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(Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code  (212) 558-6300
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(Former name or former address, if changed since last report.)
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Item 5

     As a result of the Principal Accounting Officer and a majority of the Board of Directors of the registrant declining to execute the registrant's Form 10-K for its fiscal year ended February 28, 1997 (the "Form 10-K"), the registrant is filing as an exhibit hereto the form of Form 10-K that was approved for filing by the Principal Executive Officer and a director of the registrant. By written consent of a majority of shareholders dated May 1, 1997, Messrs. Gasparrini, Vitti, Duffy and Slavitt have been removed as directors of the registrant, with such removal to become effective twenty (20) days after distribution of an Information Statement in accordance with the provisions of the Securities Act of 1934, as amended. Mr. Vitti also serves as the registrant's Principal Accounting Officer. All four of such individuals have declined to sign the Form 10-K.

                                  SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                      RMS TITANIC, INC.



Dated: July 3, 1997                   /s/ George Tulloch
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                                      George Tulloch
                                      President and Principal Executive Officer




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                                EXHIBIT INDEX
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Exhibit 99.     Form 10-K for the fiscal year ended February 28, 1997.